[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)



[Graphic Omitted]


                              MFS(R) EMERGING
                              GROWTH FUND

                              ANNUAL REPORT o NOVEMBER 30, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 27
Notes to Financial Statements ............................................. 35
Independent Auditors' Report .............................................. 43
Trustees and Officers ..................................................... 45

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The first year of the new century has been a challenging time for investors. The year began on an optimistic note with a continuation of the rally that marked the fourth quarter of 1999. There was frequent discussion of "new economy" versus "old economy" companies; some authorities claimed that new economy stocks were not subject to the market forces that seemed to limit the prices of old economy stocks. But beginning in March, a global market correction silenced much of that talk. By October, a headline in The Wall Street Journal was asking the question on many investors' minds: "The Bull Market Turns 10, But Will It Reach 11?"(1)

No one can answer that question with certainty, but it may help to discuss what investors can learn from the markets in 2000 and our views on what may lie ahead. As the year comes to a close, it appears to us that several of our long-standing beliefs about dealing with market turbulence have proven more valid than ever.

DIVERSIFICATION PAYS OFF
With domestic growth stocks outperforming most other investments the past few years, many investors found it hard to heed the advice of investment professionals to diversify. Why invest in value stock or bond funds, for example, when they were being left in the dust by growth funds? But history has once again proven that no single asset class outperforms consistently. Throughout 2000, we saw value stocks and bonds, as represented by several major indices, trounce the performance of growth stocks and of stocks overall. Consider the following:

   o The Russell 1000 Value Index, a widely used indicator of value stock performance, outperformed the Russell 1000 Growth Index by more than 20 percentage points for the year to date through November 30, 2000.(2)

   o The Lehman Brothers Government/Corporate Bond Index, a commonly used measure of investment-grade bond performance, delivered a return of 9.69% for the year to date through November 30, 2000 -- while major stock market indices were in negative territory.(3)

We believe a diversified portfolio may have the best chance of participating in the best-performing sectors of the market, whatever they turn out to be from year to year. Diversification can also help prevent you from having all of your investments in the worst-performing sector during any given period. If you haven't already discussed diversification with your investment professional, we encourage you to do so.

ACTIVE MANAGEMENT CAN MAKE A DIFFERENCE
In the late 1990s, many proclaimed that active portfolio management -- the use of research and other tools in an attempt to outperform the overall stock or bond market -- had little value. The argument went that passively matching the investments in a market index would lead to better performance and that in the long term one could seldom beat the market. For a time the numbers seemed to back that up: according to Morningstar,(4) in 1998 only 16.4% of domestic equity mutual funds outperformed the Standard & Poor's 500 Composite Index (the S&P 500), while in 1999 the outperformers composed 41.3% of domestic equity funds.

But here again, events in 2000 turned the current wisdom on its head. For the 12-month period ended November 30, 2000, 72.3% of all domestic equity funds outperformed the S&P 500.(4) As practitioners of active management since 1924, we believe our record shows that active management, done well, can offer market-beating returns over the long term.

In our experience, actively managed stock and bond funds may in fact shine their brightest in periods such as the one we've just experienced -- because an active manager can take advantage of market turbulence in ways that a passive manager cannot. In late 1999 and early 2000, our managers believed that some stocks in our portfolios had risen to prices beyond what our research could justify. They decided to reduce or sell off those positions, even though they still believed the companies were fundamentally sound. After prices of those stocks corrected along with the market, we rebuilt many of our positions at significantly lower prices. In addition, the correction offered us the opportunity to initiate or increase our positions in several strong and growing businesses whose stocks had fallen to very attractive prices.

INVESTORS NEED TO HAVE REALISTIC EXPECTATIONS
We think a key lesson of 2000 is that we have to adjust our expectations as investors. In our view, the past five years have seen the greatest bull market in U.S. history, and it appears to us that many investors have come to expect annual returns exceeding 20%. The market in 2000 reminded us that this is not the historical norm and that even negative returns are possible.

That's the bad news. The good news is that, in our view, an irrationally exuberant U.S. market has been giving way to a relatively normal market but not to a recession. We see several reasons for investors to remain optimistic. First, we believe corporate earnings -- the key driver of stock prices -- may continue to grow at a double-digit rate in 2001, though not at the frenetic pace of the past several years. In overseas markets, we also see healthy prospects for earnings growth as the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, and increased productivity -- appear to be spreading around the world.

Second, we feel that stock valuations (prices in relation to earnings) have come down to a more attractive level than we've seen in several years, and this bodes well for a more stable market with room for reasonable long-term growth. Finally, we're optimistic that the Federal Reserve Board (the Fed) will be successful in its efforts to achieve a "soft landing" for the U.S. economy, slowing economic growth to a lower but sustainable rate. We believe this may allow inflation to remain low and interest rates to remain stable or to decline, which would be good news for both the stock and bond markets.

In sum, we remain cautiously optimistic about the markets for 2001. We think the road may be bumpy for a while, and we feel investors may need to lower their expectations. But we believe that strategies such as diversification and active management will continue to help investors use the markets to achieve their financial goals. As always, we urge you to discuss these strategies with your investment professional and to work with him or her to develop your own long-term financial plan. We appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     December 15, 2000

A prospectus containing more complete information, including charges and expenses, for any MFS product can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

------------
(1) Source: The Wall Street Journal, October 10, 2000.

(2) Source: MFS research. For the year to date through November 30, 2000, the Russell 1000 Value Index returned 1.91%, while the Russell 1000 Growth Index returned -19.89%. For the one-, five-, and ten-year periods ended September 30, 2000, the Russell 1000 Value Index returned 8.91%, 17.59%, and 17.88%, respectively; for the same periods, the Russell 1000 Growth Index returned 23.43%, 25.07%, and 21.44%, respectively. The Russell 1000 Index, which is the basis of both the Russell 1000 Value and Growth Indices, measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price- to-book ratios and higher forecasted growth values. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(3) For the year to date through November 30, 2000, the Dow Jones Industrial Average returned -8.20%, the Standard & Poor's 500 Composite Index returned -9.55%, and the NASDAQ Composite Index returned -36.16%. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(4) Source: Morningstar Principia. The following copyright pertains only to the Morningstar information referenced above: (C) 2000 Morningstar, Inc. All Rights Reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose, and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete, or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages, or other losses resulting from use of this information. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended November 30, 2000, Class A shares of the fund provided a total return of -9.66%, Class B shares -10.35%, Class C shares -10.35%, Class I shares -9.45%, and Class J shares -10.13%. These returns, which include the reinvestment of any distributions and capital gains but exclude the effects of any sales charges, compare to returns of -4.22% and -0.58%, respectively, over the same period for the fund's benchmarks, the Standard & Poor's 500 Composite Index (the S&P 500) and the Russell 2000 Total Return Index (the Russell 2000). The S&P 500 is a popular, unmanaged index of common stock total return performance. The Russell 2000 is an unmanaged index comprised of 2,000 small U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. During the same period, the average multi-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 0.27%.

Q.  WHAT CAUSED THE PORTFOLIO TO UNDERPERFORM OVER THE PERIOD?

A. In the short term, our performance has suffered because of our heavy technology weighting and these stocks represent about 60% of assets as of the end of the period. In 2000 we witnessed one of the worst meltdowns in the technology sector we've seen in 20 or 30 years. That said, we think at this point we've taken most of the pain, and we feel comfortable with the way the portfolio is currently positioned. This is an aggressive fund, and that aggressiveness has sometimes caused us to underperform in a down market; however, we believe it's that same aggressiveness that gives us the potential to outperform in a rising market.

Q.  WHY DO YOU STILL FEEL STRONGLY ABOUT INVESTING IN TECHNOLOGY?

A. To answer that question, let's first look at why the sector suffered so badly for most of 2000. In our view, the main cause was unrealistic investor expectations due to five years of an unprecedented bull market. When technology companies disappointed on their quarterly earnings or even just met analysts' projections, investors punished the stocks. But, in fact, it appears to us that technology earnings as a whole have been strong for 2000; we expect earnings for the year to be up over 25%, which is in line with the recent historical average for the sector. According to our research, over the past two years, earnings for the technology sector are up over 60% and the stocks are up only about 30%, so valuations (prices in relation to projected earnings) are a lot lower today than they were two years ago. To investors who think they missed the technology run-up in 1999, we would point out that technology stocks are actually at lower valuations today than they were at the beginning of 1999.

    That said, there are a number of short-term factors currently holding back the market, including investor concerns about oil prices and the direction of the economy. But we believe that when we look back at this period in a year or two, we will be hard pressed to even remember these short-term concerns. The real long-term story, we believe, will be the same trends that have driven the stock market for the past several years: increasing productivity, downsizing, and outsourcing -- made possible by the use of technology. If we're right, we believe the current period could potentially be a good buying opportunity for stocks of the technology companies fueling those trends.

Q.  GIVEN THAT BULLISH OUTLOOK, IN WHAT AREAS DO YOU SEE OPPORTUNITY?

A. Within technology, we think many quality companies -- those with proprietary products and healthy profit margins -- have fallen to relatively cheap valuations compared with other firms in their industries. In some cases, we've used this market environment as an opportunity to upgrade the portfolio. In the fiber-optic area, for example, we've added to our positions in Nortel and CIENA. Software is another area of technology in which we have seen opportunity; Oracle and Cadence Design are among the companies we have felt strongly about.

    Outside of technology, we think some of the advertising-related communications stocks like Clear Channel Communications have been at attractive valuations. Their prices have been beaten down by concerns about a post-Olympics, post- election slowdown in advertising, but our research indicates that advertising spending could be growing in other areas. Similarly, stocks of quality retailers like Wal-Mart and Home Depot have been hard hit by concerns about a slowdown in consumer spending, and we've used that as a buying opportunity. An overall theme in the portfolio is that, in several sectors, our research has uncovered high-quality companies that we feel are undervalued in the current market.

Q.  WHAT WAS THE STRONGEST AREA FOR THE PORTFOLIO IN THE PERIOD JUST ENDED?

A. As investors fled technology, health care became our best-performing sector. Strong performers during the period included managed care firms United Health Care, Wellpoint Health Networks, and Mid Atlantic Medical Services, as well as DaVita, the nation's second-largest provider of dialysis services. We reduced or eliminated most of these holdings late in the period when we felt they had become fully valued.

Q.  PLEASE TELL US ABOUT THE TWO NEW MANAGERS YOU'VE ADDED TO THE PORTFOLIO.

A. Effective November 1, 2000, David E. Sette-Ducati and John E. Lathrop have joined our management team. David manages the MFS(R) Technology Fund and is one of our in-house experts on many of the new emerging technologies; we expect that he will add a number of exciting technology companies to the portfolio. John has been managing the MFS(R) Large Cap Growth Fund and the MFS(R) Global Telecommunications Fund. We feel John's unique experience in both of those areas will be a great asset in looking at potential new holdings for the portfolio, as well as in evaluating current positions. Ours is a multi-cap portfolio with holdings in the large-, mid-, and small- cap areas, and we feel these additional resources will help us better find opportunities across many market caps and sectors.

/s/ John W. Ballen                         /s/ Dale A. Dutile

    John W. Ballen                             Dale A. Dutile
    Portfolio Manager                          Portfolio Manager

/s/ John E. Lathrop                        /s/ David E. Sette-Ducati

    John E. Lathrop                            David E. Sette-Ducati
    Portfolio Manager                          Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Note to Shareholders: Effective November 1, 2000, John E. Lathrop and David E. Sette-Ducati became portfolio managers of the fund.

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PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

JOHN W. BALLEN IS PRESIDENT, CHIEF INVESTMENT OFFICER, AND A MEMBER OF THE MANAGEMENT COMMITTEE AND BOARD OF DIRECTORS OF MFS INVESTMENT MANAGEMENT(R). AS CHIEF INVESTMENT OFFICER HE OVERSEES THE EQUITY AND FIXED INCOME DEPARTMENTS AND GUIDES THEIR GLOBAL STRATEGIC DIRECTION. HE ALSO IS PORTFOLIO MANAGER OF MFS(R) EMERGING GROWTH FUND AND THE EMERGING GROWTH SERIES, OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. JOHN JOINED MFS IN 1984 AS A RESEARCH ANALYST. HE BECAME PORTFOLIO MANAGER OF MFS EMERGING GROWTH AT THE FUND'S INCEPTION IN DECEMBER 1986. HE WAS NAMED DIRECTOR OF EQUITY RESEARCH IN 1988, CHIEF EQUITY OFFICER IN 1995, AND PRESIDENT AND CHIEF INVESTMENT OFFICER IN 1998. JOHN IS A GRADUATE OF HARVARD COLLEGE AND EARNED A MASTER OF COMMERCE DEGREE FROM THE UNIVERSITY OF NEW SOUTH WALES IN AUSTRALIA, WHICH HE ATTENDED AS A FULBRIGHT SCHOLAR. HE HOLDS AN M.B.A. DEGREE FROM STANFORD UNIVERSITY.

DALE A. DUTILE IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A PORTFOLIO MANAGER OF MFS(R) EMERGING GROWTH FUND. HE JOINED MFS IN 1994 AS A RESEARCH ANALYST AND WAS NAMED INVESTMENT OFFICER IN 1996 AND VICE PRESIDENT IN 1998. HE BECAME A PORTFOLIO MANAGER OF MFS(R) EMERGING GROWTH FUND IN FEBRUARY 2000. DALE IS A GRADUATE OF BOSTON COLLEGE AND HAS A MASTER'S DEGREE FROM MIT'S SLOAN SCHOOL OF MANAGEMENT.

JOHN E. LATHROP, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A MEMBER OF OUR LARGE CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE GLOBAL TELECOMMUNICATIONS, GLOBAL GROWTH, AND LARGE CAP GROWTH PORTFOLIOS FOR OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS AND OFFSHORE FUNDS. JOHN JOINED MFS IN 1994 FROM PUTNAM INVESTMENTS, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER SINCE 1988. HE WAS NAMED VICE PRESIDENT IN 1996 AND PORTFOLIO MANAGER IN 1999. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. JOHN IS A CHARTERED FINANCIAL ANALYST.

DAVID E. SETTE-DUCATI IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A PORTFOLIO MANAGER OF THE TECHNOLOGY AND MID-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS. DAVID JOINED MFS IN 1995 AS A RESEARCH ANALYST. HE BECAME INVESTMENT OFFICER IN 1997, VICE PRESIDENT IN 1999, AND A PORTFOLIO MANAGER IN FEBRUARY 2000. HE EARNED A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE AND A BACHELOR'S DEGREE FROM WILLIAMS COLLEGE. IN BETWEEN COLLEGE AND GRADUATE SCHOOL, HE WORKED AS A CORPORATE FINANCE ANALYST WITH LEHMAN BROTHERS AND AS AN ASSOCIATE WITH NICOLETTI & COMPANY IN NEW YORK, SPECIALIZING IN CORPORATE FINANCE AND MERGERS AND ACQUISITIONS STRATEGY.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:               SEEKS LONG-TERM GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   DECEMBER 29, 1986

  CLASS INCEPTION:         CLASS A  SEPTEMBER 13, 1993
                           CLASS B  DECEMBER 29, 1986
                           CLASS C  APRIL 1, 1996
                           CLASS I   JANUARY 2, 1997
                           CLASS J  SEPTEMBER 24, 1998

  SIZE:                    $15.4 BILLION NET ASSETS AS OF NOVEMBER 30, 2000

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended November 30, 2000)

               MFS Emerging
               Growth Fund           Standard & Poor's      Russell 2000 Total
                 Class B           500 Composite Index        Return Index
11/90           $10,000                 $10,000                 $10,000
11/92            22,641                  14,257                  16,615
11/94            29,243                  15,861                  18,447
11/96            50,220                  27,779                  27,006
11/98            64,205                  44,147                  28,866
11/00            78,231                  51,120                  32,926


TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 2000

CLASS A
                                                     1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      - 9.66%  +35.27%  +91.86% +721.85%
--------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge  - 9.66%  +10.60%  +13.92% + 22.45%
--------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge  -14.85%  + 8.43%  +12.58% + 22.72%
--------------------------------------------------------------------------------------

CLASS B
                                                     1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      -10.35%  +32.26%  +84.63% +682.31%
--------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge  -10.35%  + 9.77%  +13.05% + 22.84%
--------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge  -13.91%  + 8.93%  +12.80% + 22.84%
--------------------------------------------------------------------------------------

CLASS C
                                                     1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      -10.35%  +32.24%  +84.59% +682.14%
--------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge  -10.35%  + 9.76%  +13.04% + 22.84%
--------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge  -11.24%  + 9.76%  +13.04% + 22.84%
--------------------------------------------------------------------------------------

CLASS I
                                                     1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      - 9.45%  +36.42%  +92.15% +714.17%
--------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge  - 9.45%  +10.91%  +13.95% + 23.33%
--------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge  - 9.45%  +10.91%  +13.95% + 23.33%
--------------------------------------------------------------------------------------

CLASS J
                                                     1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      -10.13%  +32.95%  +85.60% +686.40%
--------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge  -10.13%  + 9.96%  +13.17% + 22.90%
--------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge  -12.82%  + 8.85%  +12.48% + 22.53%
--------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                     1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------------
Average multi-cap growth fund+                      + 0.27%  +19.20%  +17.93% + 18.43%
--------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#              - 4.22%  +12.71%  +18.67% + 17.72%
--------------------------------------------------------------------------------------
Russell 2000 Total Return Index#                    - 0.58%  + 2.40%  + 9.08% + 15.03%
--------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 3% sales charge. Class J shares are only available to Japanese investors.

Class A, C, I, and J share performance include the performance of the fund's Class B shares for periods prior to their inception (blended performance). Class A and J blended performance has been adjusted to take into account the initial sales charge applicable to Class A and J shares rather than the CDSC applicable to Class B shares. Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A, I, and J shares are lower than those of Class B shares, the blended Class A, I, and J share performance is lower than it would have been had Class A, I, and J shares been offered for the entire period. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investing in small or emerging growth companies is riskier than investing in more established companies. These risks may increase share price volatility. See the prospectus for details.

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. These may be greater returns but also greater risk than with U.S. investments. These risks may increase share volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 2000

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                         59.9%
SPECIAL PRODUCTS & SERVICES        10.8%
LEISURE                             9.3%
UTILITIES & COMMUNICATIONS          5.4%
HEALTH CARE                         4.9%

TOP 10 STOCK HOLDINGS

ORACLE CORP.  17.2%                                    COMPUTER ASSOCIATES INTERNATIONAL, INC.  2.1%
Database software developer and manufacturer           Computer software company

CISCO SYSTEMS, INC.  13.7%                             CADENCE DESIGN SYSTEMS, INC.  2.0%
Computer network developer                             Computer software and systems company

TYCO INTERNATIONAL LTD.  6.8%                          ALTERA CORP.  1.8%
Fire protection, packaging, and electronic             Manufacturer of semiconductors and associated
equipment manufacturer                                 development tools

MICROSOFT CORP.  2.8%                                  VERISIGN, INC.  1.4%
Computer software and systems company                  Provider of Internet domain name registration
                                                       and trust services
CENDANT CORP.  2.3%
Hotel, real estate, and consumer services company      BMC SOFTWARE, INC.  1.4%
franchiser                                             Computer software company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- November 30, 2000

Stocks - 98.7%
-----------------------------------------------------------------------------
ISSUER                                              SHARES              VALUE
-----------------------------------------------------------------------------
U.S. Stocks - 96.1%
  Advertising
    Lamar Advertising Co., "A"*                     45,000    $     1,755,000
-----------------------------------------------------------------------------
  Aerospace - 0.1%
    United Technologies Corp.                      267,600    $    18,949,425
-----------------------------------------------------------------------------
  Airlines
    Airnet Systems, Inc.*                                     $         95,87
                                                    26,000                  5
-----------------------------------------------------------------------------
  Automotive - 0.7%
    AutoNation, Inc.*                            9,855,000    $    63,441,562
    Harley-Davidson, Inc.                          919,800         41,793,413
    National Equipment Services, Inc.*             195,800            562,925
                                                              ---------------
                                                              $   105,797,900
-----------------------------------------------------------------------------
  Banks and Credit Companies - 0.1%
    Chase Manhattan Corp.                           14,500    $       534,687
    Providian Financial Corp.                      151,200         13,608,000
                                                              ---------------
                                                              $    14,142,687
-----------------------------------------------------------------------------
  Biotechnology - 0.7%
    Abbott Laboratories, Inc.                      312,700    $    17,218,044
    Genentech, Inc.*                               186,440         12,689,572
    Pharmacia Corp.                              1,081,396         65,965,156
    Waters Corp.*                                  144,500          9,293,156
                                                              ---------------
                                                              $   105,165,928
-----------------------------------------------------------------------------
  Broadcasting - 0.1%
    Hispanic Broadcasting Corp.*                   321,800    $     8,688,600
    Radio One, Inc.*                                84,500            897,813
    Regent Communications, Inc.*                    71,800            323,100
                                                              ---------------
                                                              $     9,909,513
-----------------------------------------------------------------------------
  Business Machines - 1.3%
    Affiliated Computer Services, Inc., "A"*     1,247,100    $    70,149,375
    Aztec Consulting, Inc.*                        874,703            328,014
    International Business Machines Corp.           16,800          1,570,800
    Sun Microsystems, Inc.*                        697,300         53,038,381
    Texas Instruments, Inc.                      2,052,067         76,567,750
                                                              ---------------
                                                              $   201,654,320
-----------------------------------------------------------------------------
  Business Services - 4.7%
    Airnet Commerce Corp.*                          28,000    $       229,250
    Amgen, Inc.*                                    76,100          4,841,863
    Automatic Data Processing, Inc.                716,400         47,282,400
    BEA Systems, Inc.*                             186,600         10,927,762
    BISYS Group, Inc.*                             863,200         37,117,600
    Computer Sciences Corp.*                       615,100         41,942,131
    Cornell Corrections, Inc.*                     107,200            435,500
    Cotelligent Group, Inc.*                       589,800            958,425
    DST Systems, Inc.*                           1,322,600         94,483,237
    Edgewater Technology, Inc.*                    816,000          4,488,000
    Encompass Services Corp.*                    1,071,405          3,883,843
    Finisar Corp.*                                 181,200          4,224,225
    First Data Corp.                             2,035,504        104,192,361
    Fiserv, Inc.*                                  738,600         41,269,275
    Ikon Office Solutions, Inc.                  2,495,400          7,486,200
    IMRglobal Corp.*                               954,800          5,490,100
    kforce.com, Inc.*                              396,200          1,857,188
    Labor Ready, Inc.*                              41,250            123,750
    Learning Tree International, Inc.*              47,000          1,624,438
    Luminant Worldwide Corp.*                       54,500             51,094
    Modis Professional Services, Inc.*++         8,415,250         31,557,187
    Nextel Partners, Inc.*                       1,132,500         18,261,562
    NOVA Corp.*                                    333,400          6,355,438
    Personnel Group of America, Inc.*              393,700            836,613
    RCM Technologies, Inc.*                        472,300          2,125,350
    RemedyTemp, Inc., "A"*                          24,000            216,000
    Renaissance Worldwide, Inc.*                 2,138,100          1,804,022
    Sitel Corp.*                                    34,400             79,550
    Spherion Corp.*                              1,231,600         13,008,775
    Syntel, Inc.*                                  117,000            936,000
    Technology Solutions Co.*                      129,000            245,906
    Teletech Holdings, Inc.*                       657,600         12,535,500
    UBICS, Inc.*                                    54,000             84,375
    VeriSign, Inc.*                              2,520,720        218,514,915
    Vestcom International, Inc.*                   142,100            284,200
    Waterlink, Inc.*                               116,500             65,531
                                                              ---------------
                                                              $   719,819,566
-----------------------------------------------------------------------------
  Cellular Telephones - 0.7%
    Alamosa PCS Holdings, Inc.*                     48,350    $       488,788
    Motorola, Inc.                                 376,603          7,555,598
    Sprint Corp. (PCS Group)*                    4,459,519        101,175,337
    Triton PCS Holdings, Inc.*                     137,950          4,690,300
    Voicestream Wireless Corp.*                     19,600          2,224,600
                                                              ---------------
                                                              $   116,134,623
-----------------------------------------------------------------------------
  Chemicals
    Polymer Group, Inc.                            144,700    $       813,938
-----------------------------------------------------------------------------
  Communication Services - 0.1%
    SBA Communications Corp.*                      410,200    $    15,279,950
-----------------------------------------------------------------------------
  Computer Hardware - Systems - 0.7%
    Compaq Computer Corp.                        3,767,700    $    81,005,550
    Dell Computer Corp.*                         1,337,200         25,741,100
                                                              ---------------
                                                              $   106,746,650
-----------------------------------------------------------------------------
  Computer Services
    enherent Corp.*                                354,400    $       221,500
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.9%
    Mercury Interactive Corp.*                     403,200    $    27,140,400
    Microsoft Corp.*                             7,419,053        425,668,166
                                                              ---------------
                                                              $   452,808,566
-----------------------------------------------------------------------------
  Computer Software - Services - 1.3%
    Art Technology Group, Inc.*                    212,990    $     6,110,151
    CacheFlow, Inc.*                               892,370         36,252,531
    CheckFree Corp.*                                37,900          1,980,275
    EMC Corp.*                                     819,400         60,942,875
    Informatica Corp.*                             151,700         10,600,037
    Internet Security Systems, Inc.*               107,200          7,919,400
    Interwoven, Inc.*                              370,000         20,373,125
    Metasolv Software, Inc.*                       519,627          4,286,923
    Micromuse, Inc.*                                49,000          4,305,875
    Netegrity, Inc.*                               170,100          7,856,494
    Portal Software, Inc.*                       1,072,000          6,834,000
    RSA Security, Inc.*                            105,800          4,549,400
    SonicWall, Inc.*                               231,700          3,823,050
    Speechworks International, Inc.*               102,200          3,168,200
    TIBCO Software, Inc.*                          134,900          4,670,913
    webMethods, Inc.*                              105,230          6,622,913
    Yahoo, Inc.*                                   173,800          6,886,825
                                                              ---------------
                                                              $   197,182,987
-----------------------------------------------------------------------------
  Computer Software - Systems - 27.9%
    Ariba, Inc.*                                    66,241    $     4,123,502
    Aspen Technology, Inc.*                        127,500          3,067,969
    BMC Software, Inc.*++                       12,416,257        214,956,449
    Brocade Communications Systems, Inc.*           13,900          2,334,331
    Cadence Design Systems, Inc.*++             12,828,191        300,660,727
    Cambridge Technology Partners, Inc.*         1,934,100          4,533,047
    Citrix Systems, Inc.*                          380,962          9,071,658
    Commerce One, Inc.*                            146,500          4,221,031
    Computer Associates International, Inc.     12,392,304        323,748,942
    Compuware Corp.*++                          24,741,990        170,101,181
    Comverse Technology, Inc.*                     903,800         77,896,262
    CSG Systems International, Inc.*               108,900          4,948,144
    Cysive, Inc.*                                  608,985          4,129,680
    Digex, Inc.*                                   587,425         12,446,067
    E.piphany, Inc.*                               855,400         33,547,719
    Exodus Communications, Inc.*                   514,900         11,713,975
    Extreme Networks, Inc.*                      1,362,800         70,013,850
    Foundry Networks, Inc.*                        701,700         25,875,187
    i2 Technologies, Inc.*                         468,600         45,219,900
    Inktomi Corp.*                                 184,400          4,805,925
    Keane, Inc.*                                   400,000          4,672,000
    Network Associates, Inc.*                      350,000          4,550,000
    Nuance Communications, Inc.*                    55,000          1,680,938
    Oracle Corp.*###                            99,531,300      2,637,579,450
    Rational Software Corp.*                     1,780,500         56,085,750
    Redback Networks, Inc.*                         88,200          6,157,463
    Siebel Systems, Inc.*                          790,940         55,266,932
    SunGard Data Systems, Inc.*                    404,925         19,866,633
    Synopsys, Inc.*                              2,574,000        100,386,000
    Transaction System Architects, Inc., "A"*      212,800          2,952,600
    VERITAS Software Corp.*                        747,623         72,939,969
    Vitria Technology, Inc.*                        83,000          1,296,875
                                                              ---------------
                                                              $ 4,290,850,156
-----------------------------------------------------------------------------
  Conglomerates - 6.7%
    Tyco International Ltd.                     19,617,770    $ 1,034,837,367
-----------------------------------------------------------------------------
  Consumer Goods and Services - 0.3%
    Cintas Corp.                                   740,950    $    37,742,141
    United Rentals, Inc.*                          132,562          2,062,996
                                                              ---------------
                                                              $    39,805,137
-----------------------------------------------------------------------------
  Containers
    Silgan Holdings, Inc.*                          72,200    $       550,525
-----------------------------------------------------------------------------
  Electrical Equipment - 0.3%
    General Electric Co.                            43,900    $     2,175,794
    JPM Co.*                                       150,000            196,875
    Micrel, Inc.*                                  158,400          4,554,000
    QLogic Corp.*                                  456,200         36,923,687
                                                              ---------------
                                                              $    43,850,356
-----------------------------------------------------------------------------
  Electronics - 6.0%
    Altera Corp.*                               11,509,800    $   275,515,837
    Analog Devices, Inc.*                        3,307,100        164,114,837
    Applied Materials, Inc.*                        13,300            537,819
    Applied Micro Circuits Corp.*                  513,200         24,858,125
    Cable Design Technologies Corp.*               619,950          9,299,250
    Credence Systems Corp.*                        345,800          6,613,425
    Flextronics International Ltd.*              1,461,200         36,621,325
    Lam Research Corp.*                            679,200         10,188,000
    Lattice Semiconductor Corp.*                   932,400         15,501,150
    Lexmark International Group, Inc.*             529,100         24,338,600
    Linear Technology Corp.                      1,011,600         47,861,325
    LSI Logic Corp.*                                95,000          1,710,000
    Manufacturers Services Ltd.*                    47,020            329,140
    Marvell Technology Group Ltd.*                  51,100          1,462,738
    Maxim Integrated Products, Inc.*               493,600         25,173,600
    Micro Linear Corp.*                            193,000            579,000
    Micron Technology, Inc.*                        98,500          3,102,750
    Novellus Systems, Inc.*                        287,771          7,464,060
    ON Semiconductor Corp.*                        618,100          4,094,913
    PMC-Sierra, Inc.*                                8,847            815,583
    Sanmina Corp.*                                 112,700          8,593,375
    SCI Systems, Inc.*                             833,400         22,345,537
    Solectron Corp.*                               748,300         20,952,400
    Tektronix, Inc.*                             1,381,000         32,712,437
    Transmeta Corp.*                                20,050            453,631
    Triquint Semiconductor, Inc.*                  137,100          4,532,869
    Vitesse Semiconductor Corp.*                   166,900          7,197,563
    Xilinx, Inc.*                                4,186,028        163,255,092
                                                              ---------------
                                                              $   920,224,381
-----------------------------------------------------------------------------
  Energy - 0.4%
    Dynegy, Inc.                                 1,491,200    $    65,985,600
-----------------------------------------------------------------------------
  Entertainment - 4.3%
    Citadel Communications Corp.*                  270,900    $     2,776,725
    Clear Channel Communications, Inc.*          4,209,102        212,559,651
    Cox Radio, Inc., "A"*                        1,141,500         25,969,125
    Entercom Communications Corp.*                 846,400         24,968,800
    Gametech International, Inc.*                  500,000          2,015,625
    Gemstar-TV Guide International, Inc.*           43,400          1,765,837
    Infinity Broadcasting Corp., "A"*            1,997,527         60,425,192
    Radio Unica Communications Co.*                 31,500             97,453
    Silverleaf Resorts, Inc.*                       54,000            151,875
    Spanish Broadcasting Systems, Inc.*             64,025            304,119
    Time Warner, Inc.                            2,614,500        162,099,000
    Univision Communications, Inc., "A"*         2,510,400         87,864,000
    USA Networks, Inc.*                             62,200          1,045,737
    Viacom, Inc., "B"*                           1,530,045         78,223,551
                                                              ---------------
                                                              $   660,266,690
-----------------------------------------------------------------------------
  Financial Institutions - 2.2%
    Associates First Capital Corp., "A"          1,204,584    $    42,536,872
    Citigroup, Inc.                                 25,300          1,260,256
    Franklin Resources, Inc.                     1,010,500         36,590,205
    Freddie Mac Corp.                            1,552,600         93,835,262
    Goldman Sachs Group, Inc.                      617,230         50,690,014
    Lehman Brothers Holdings, Inc.                 399,500         19,800,219
    Merrill Lynch & Co., Inc.                       18,200          1,053,325
    Morgan Stanley Dean Witter & Co.               350,800         22,231,950
    Schwab (Charles) Corp.                         258,200          7,148,913
    State Street Corp.                             485,600         62,642,400
                                                              ---------------
                                                              $   337,789,416
-----------------------------------------------------------------------------
  Financial Services - 0.5%
    Stilwell Financial Inc.*                     2,507,800    $    81,503,500
-----------------------------------------------------------------------------
  Insurance - 0.2%
    AFLAC, Inc.                                     35,000    $     2,463,125
    American International Group, Inc.             238,200         23,090,512
    Hartford Financial Services Group, Inc.         13,300            940,975
    St. Paul Cos., Inc.                             21,900          1,097,738
    UnumProvident Corp.                             63,900          1,725,300
                                                              ---------------
                                                              $    29,317,650
-----------------------------------------------------------------------------
  Internet - 0.8%
    Agency.com, Inc.*                                9,800    $        57,269
    Akamai Technologies, Inc.*                     613,725         17,644,594
    BroadVision, Inc.*                             349,300          7,902,913
    CNET Networks, Inc.*                         1,237,700         26,455,837
    Internap Network Services Corp.*                94,900          1,043,900
    ITXC Corp.*                                     25,000            158,203
    Lante Corp.*                                    25,640             51,280
    NextCard, Inc.*                              1,068,900          8,885,231
    Proxicom, Inc.*                                470,900          2,707,675
    Talk.com, Inc.*++                            6,025,055         12,050,110
    XO Communications, Inc.*                     2,607,300         38,783,587
                                                              ---------------
                                                              $   115,740,599
-----------------------------------------------------------------------------
  Leisure - 0.2%
    Six Flags, Inc.*                             1,564,400    $    22,488,250
-----------------------------------------------------------------------------
  Machinery
    W.W. Grainger, Inc.                             14,700    $       537,469
-----------------------------------------------------------------------------
  Media
    Entravision Communications Corp.*               34,100    $       488,056
    Radio One, Inc.*                               169,000          1,774,500
                                                              ---------------
                                                              $     2,262,556
-----------------------------------------------------------------------------
  Medical and Health Products - 1.6%
    Alza Corp.*                                    952,600    $    42,271,625
    American Home Products Corp.                 1,793,200        107,816,150
    Boston Scientific Corp.*                     1,303,100         16,777,412
    Bristol-Myers Squibb Co.                       657,600         45,579,900
    Matria Healthcare, Inc.*                       151,500            350,344
    Orthofix International N.V.*                   213,000          3,967,125
    Pfizer, Inc.                                   505,200         22,386,675
    PSS World Medical, Inc.*                       519,500          1,623,438
                                                              ---------------
                                                              $   240,772,669
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.9%
    Applera Corp. - Applied Biosystems Group*      734,600    $    60,696,325
    Arthrocare Corp.*                              430,000          6,987,500
    Davita, Inc.*                                  295,300          3,119,106
    Express Scripts, Inc.*                         394,850         29,564,394
    Genzyme Corp.*                                  72,200          6,340,063
    Medimmune, Inc.*                               255,500         13,589,406
    Medtronic, Inc.                              1,175,700         62,606,025
    Mid Atlantic Medical Services, Inc.*++         915,500         19,454,375
    Orthodontic Centers of America, Inc.*        1,555,000         47,233,125
    PacifiCare Health Systems, Inc., "A"*          993,646         12,544,781
    VISX, Inc.*                                  1,991,070         32,728,213
                                                              ---------------
                                                              $   294,863,313
-----------------------------------------------------------------------------
  Oil Services - 0.8%
    Baker Hughes, Inc.                             941,000    $    31,111,812
    Global Marine, Inc.*                         1,192,600         26,162,663
    Halliburton Co.                                 23,400            780,975
    Noble Drilling Corp.*                          248,400          7,157,025
    Schlumberger Ltd.                              340,000         21,080,000
    Weatherford International, Inc.*               882,700         29,404,944
                                                              ---------------
                                                              $   115,697,419
-----------------------------------------------------------------------------
  Oils - 0.6%
    Conoco, Inc.                                    57,000    $     1,428,563
    Grant Pride Co., Inc.*                         951,700         13,442,763
    Santa Fe International Corp.                 1,276,888         31,523,172
    Transocean Sedco Forex, Inc.                 1,010,900         40,309,637
                                                              ---------------
                                                              $    86,704,135
-----------------------------------------------------------------------------
  Pharmaceuticals - 0.2%
    Abgenix, Inc.*                                 186,300    $     8,184,392
    Andrx Group*                                   369,500         26,367,289
                                                              ---------------
                                                              $    34,551,681
-----------------------------------------------------------------------------
  Pollution Control - 0.5%
    Republic Services, Inc.*                     5,594,000    $    81,462,625
-----------------------------------------------------------------------------
  Printing and Publishing - 0.1%
    Applied Graphics Technologies, Inc.*           108,000    $       276,750
    Mail-Well, Inc.*                             1,640,000          7,790,000
    Workflow Management, Inc.*                     195,801          1,223,756
                                                              ---------------
                                                              $     9,290,506
-----------------------------------------------------------------------------
  Restaurants and Lodging - 3.2%
    Amerihost Properties, Inc.*++                  527,000    $     1,515,125
    Applebee's International, Inc.++             2,810,000         92,730,000
    Candlewood Hotel Co., Inc.*                     14,600             37,412
    CEC Entertainment, Inc.*                       464,200         15,492,675
    Cendant Corp.*                              37,742,185        346,756,325
    Extended Stay America, Inc.*(+)              1,000,000         12,500,000
    Four Seasons Hotels, Inc.                      127,300          7,757,344
    Friendly Ice Cream Corp.*                      315,000            590,625
    Hilton Hotels Corp.                            450,000          4,218,750
    IHOP Corp.*                                    240,000          4,785,000
    Meristar Hotels and Resorts, Inc.*             884,000          2,044,250
    Schlotzskys, Inc.*                             270,700            947,450
    Star Buffet, Inc.*                              35,000            100,625
                                                              ---------------
                                                              $   489,475,581
-----------------------------------------------------------------------------
  Retail - 2.9%
    Rite Aid Corp.*                              6,638,300    $    16,595,750
    BJ's Wholesale Club, Inc.*                      33,800          1,134,413
    Consolidated Stores Corp.*                   1,035,000          8,862,188
    CVS Corp.                                    1,830,300        104,098,312
    Friedmans, Inc., "A"*                          130,000            641,875
    Gap, Inc.                                      275,200          6,862,800
    Home Depot, Inc.                             2,386,050         93,503,334
    Mothers Work, Inc.*++                          178,000          1,513,000
    Movie Gallery, Inc.*                           321,000          1,083,375
    MSC Industrial Direct, Inc., "A"*               27,700            429,350
    Office Depot, Inc.*                         14,494,023         96,022,902
    OfficeMax, Inc.*                               368,000            874,000
    RadioShack Corp.                             1,184,500         55,523,438
    Wal-Mart Stores, Inc.                        1,159,900         60,532,281
                                                              ---------------
                                                              $   447,677,018
-----------------------------------------------------------------------------
  Special Products and Services
    Central Parking Corp.                           95,000    $     1,508,125
    Harmonic Lightwaves, Inc.*                     178,700          1,340,250
    Stewart Enterprises, Inc., "A"                 900,000          1,659,375
    Wackenhut Corp.*                               182,000          1,467,375
                                                              ---------------
                                                              $     5,975,125
-----------------------------------------------------------------------------
  Supermarkets - 0.7%
    Kroger Co.*                                  1,396,180    $    36,998,770
    Safeway, Inc.*                               1,226,400         72,280,950
                                                              ---------------
                                                              $   109,279,720
-----------------------------------------------------------------------------
  Technology
    Galileo Technology Ltd.*                       203,500    $     3,192,406
-----------------------------------------------------------------------------
  Telecommunications - 19.8%
    ADC Telecommunications, Inc.*                   51,300    $     1,035,619
    Allegiance Telecom, Inc.*                    1,084,700         15,202,748
    Alltel Corp.                                    16,600          1,016,750
    American Tower Corp., "A"*                   1,535,579         46,259,317
    Andrew Corp.*                                  352,500          6,411,094
    APAC Teleservices, Inc.*                       113,000            346,063
    AT&T Corp., "A"*                             3,658,100         49,612,981
    BroadWing, Inc.*                               464,868          9,994,662
    Cabletron Systems, Inc.*                     2,230,460         35,129,745
    Charter Communications, Inc.*                1,688,200         33,341,950
    CIENA Corp.*                                   693,000         52,624,687
    Cisco Systems, Inc.*                        43,792,898      2,096,584,992
    Corning, Inc.                                1,215,400         71,100,900
    Corvis Corp.*                                   15,000            432,187
    Cosine Communications, Inc.*                    90,630          1,161,197
    Crown Castle International Corp.*              352,300          8,389,144
    EchoStar Communications Corp.*               2,674,214         78,053,621
    Emulex Corp.*                                  105,000         12,206,250
    Focal Communications Corp.*                    234,700          1,943,609
    Glenayre Technologies, Inc.*                   845,000          3,802,500
    iBasis, Inc.*                                   54,000            231,188
    Intermedia Communications, Inc.*               136,900          1,873,819
    JDS Uniphase Corp.*                            369,900         18,518,119
    Level 3 Communications, Inc.*                  401,000         10,776,875
    McLeodUSA, Inc., "A"*                        2,107,900         28,588,394
    Metromedia Fiber Network, Inc., "A"*         1,463,591         17,105,720
    Mpower Communications Corp.*                   309,600            783,675
    Natural Microsystems Corp.*                    541,400          8,865,425
    Netro Corp.*                                 1,269,400         12,217,975
    Network Appliance, Inc.*                       204,000         10,072,500
    NEXTEL Communications, Inc.*                   339,150         10,513,650
    NTL, Inc.*                                      80,900          2,204,525
    Pegasus Communications Corp.*                  689,200         18,436,100
    Pinnacle Holdings, Inc.*                       566,058          4,457,707
    Powerwave Technologies, Inc.*                1,036,900         51,002,519
    Qwest Communications International, Inc.*      343,900         12,982,225
    RF Micro Devices, Inc.*                        863,600         16,408,400
    Scientific-Atlanta, Inc.                       181,800          7,340,175
    Spectrasite Holdings, Inc.*                  1,165,640         15,299,025
    Tekelec Co.*                                   826,500         25,621,500
    Time Warner Telecom, Inc.*                     318,000         15,224,250
    UnitedGlobalCom, Inc.*                         360,500          5,452,562
    VDI Media*                                      84,700            285,863
    Verizon Communications Inc.                     21,400          1,202,412
    Viasystems Group, Inc.*                        251,900          3,148,750
    Vignette Corp.*                                298,100          4,695,075
    Winstar Communications, Inc.*                1,617,599         23,657,385
    WorldCom, Inc.*                             12,599,443        188,204,180
                                                              ---------------
                                                              $ 3,039,820,009
-----------------------------------------------------------------------------
  Telecommunications and Cable - 0.2%
    Comcast Corp., "A"*                            769,600    $    29,581,500
-----------------------------------------------------------------------------
  Telecom - Wire Less
    TeleCorp PCS, Inc.*                            290,014    $     5,474,014
-----------------------------------------------------------------------------
  Transportation
    ANC Rental Corp.*                            1,201,875    $     6,384,961
    Budget Group, Inc., "A"*                       267,700            451,744
                                                              ---------------
                                                              $     6,836,705
-----------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    AES Corp.*                                     413,400    $    21,445,125
    Calpine Corp.*                                 309,600         10,990,800
                                                              ---------------
                                                              $    32,435,925
-----------------------------------------------------------------------------
  Venture Capital
    Copley Partners 1*+(+)                       3,000,000    $       172,560
    Copley Partners 2*+(+)                       3,000,000            845,310
    Highland Capital Partners*+(+)               7,500,000            639,300
                                                              ---------------
                                                              $     1,657,170
-----------------------------------------------------------------------------
Total U.S. Stocks                                             $14,747,235,601
---------------------------------------------------------------------------
Foreign Stocks - 2.6%
  Bermuda - 0.4%
    Global Crossing Ltd. (Telecommunications)*   1,489,140    $    18,428,108
    Tycom Ltd. (Telecommunications)*             2,282,100         47,638,837
                                                              ---------------
                                                              $    66,066,945
-----------------------------------------------------------------------------
  Canada - 0.6%
    Biovail Corp. (Pharmaceuticals)*               929,000    $    30,424,750
    Celestica Inc. (Business Services)*            672,900         35,074,912
    Nortel Networks Corp. (Telecommunications)     905,728         34,191,232
    Telesystem International Wireless, Inc.
      (Telecommunications)*                         13,800             70,725
                                                              ---------------
                                                              $    99,761,619
-----------------------------------------------------------------------------
  China
    China Mobile (Hong Kong) Ltd.
      (Telecommunications)*                      1,271,500    $     6,911,921
-----------------------------------------------------------------------------
  Finland - 0.1%
    Nokia Corp., ADR (Telecommunications)          183,800    $     7,857,450
-----------------------------------------------------------------------------
  Germany - 0.6%
    SAP AG, (Computer Software - Systems)          522,900    $    55,014,060
    SAP AG, ADR (Computer Software - Systems)    1,078,283         35,852,910
                                                              ---------------
                                                              $    90,866,970
-----------------------------------------------------------------------------
  Ireland
    SmartForce PLC* (Internet)                     190,000    $     6,091,875
    Trintech Group PLC, ADR (Computer Software
      - Products)*                                  89,000            645,250
                                                              ---------------
                                                              $     6,737,125
-----------------------------------------------------------------------------
  Israel - 0.4%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*              563,900    $    57,870,238
-----------------------------------------------------------------------------
  Netherlands
    Royal Dutch Petroleum Co., ADR (Oils)           14,900    $       889,344
-----------------------------------------------------------------------------
  Sweden
    Tele1 Europe Holdings AB
      (Telecommunications)*                         41,300    $       222,131
-----------------------------------------------------------------------------
  Switzerland - 0.3%
    Novartis AG (Medical and Health Products)       26,100    $    42,332,450
-----------------------------------------------------------------------------
  United Kingdom - 0.4%
    Vodafone Group PLC, ADR
      (Telecommunications)                          13,665    $       468,026
    Danka Business Systems, ADR
      (Business Services)*                       2,020,000          1,262,500
    Vodafone Group PLC (Telecommunications)*    10,917,646         37,427,452
    WPP Group PLC (Advertising)*                 1,776,462         19,336,534
                                                              ---------------
                                                              $    58,494,512
-----------------------------------------------------------------------------
Total Foreign Stocks                                          $   438,010,705
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $10,793,743,419)               $15,185,246,306
-----------------------------------------------------------------------------
Preferred Stock - 0.8%
-----------------------------------------------------------------------------
Foreign Stocks - 0.8%
  Germany - 0.8%
    SAP AG, Preferred (Computer Software
       - Systems) (Identified Cost $46,231,698)    916,875    $   118,419,503
-----------------------------------------------------------------------------

Convertible Preferred Stock
-----------------------------------------------------------------------------
ISSUER                                              SHARES              VALUE
-----------------------------------------------------------------------------
U.S. Stocks
  Restaurants and Lodging
    Avado Financing, "A", 7s*##
      (Identified Cost, $5,000,000)                100,000    $       337,500
-----------------------------------------------------------------------------
Convertible Bond
-----------------------------------------------------------------------------
                                          PRINCIPAL AMOUNT
                                             (000 OMITTED)
-----------------------------------------------------------------------------
U.S. Stocks
  Restaurants and Lodging
    ShoLodge, Inc., 7.5s, 2004*
      (Identified Cost, $2,000,000)            $     2,000    $     1,235,000
-----------------------------------------------------------------------------
Short-Term Obligations - 0.4%
-----------------------------------------------------------------------------
    American Express Credit Corp.,
      due 12/01/00                             $       375    $       375,000
    Associates Corp. of North America,
      due 12/01/00                                     590            590,000
    AT&T Corp., due 12/05/00                         6,233          6,228,415
    Bank Montreal Quebec, due 12/01/00               6,200          6,200,000
    Bank of America, due 12/01/00                   10,488         10,488,000
    Campbell Soup Co., due 12/01/00                    129            129,000
    Chase Nassau Time Deposit, due 12/01/00          8,535          8,535,000
    Federal Home Loan Bank Consolidated
      Discount Note, due 12/20/00                    2,623          2,614,112
    Federal Home Loan Mortgage Discount
      Notes, due 12/01/00                              632            632,000
    Gannett, Inc., due 1/04/01                         251            249,445
    General Electric Capital Corp.,
      due 12/01/00                                   7,128          7,128,000
    Gillette Co., due 12/01/00                       1,632          1,632,000
    Morgan (J.P.) & Co., Inc., due 12/01/00
       - 12/13/00                                    1,055          1,054,311
    Morgan Stanley Dean Witter, due 12/01/00           363            363,000
    Prudential Funding Corp., due 12/01/00             231            231,000
    UBS Finance, Inc., due 12/01/00                 19,180         19,180,000
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost               $    65,629,283
-----------------------------------------------------------------------------
Repurchase Agreement
-----------------------------------------------------------------------------
    Merrill Lynch, dated 11/30/2000,
      due 12/01/2000, to be received $301,000
      (secured by various U.S. Treasury
      obligations), at Cost                    $       301    $       301,000
-----------------------------------------------------------------------------
Total Investments
  (Identified Cost, $10,912,905,400)                          $15,371,168,592
-----------------------------------------------------------------------------

Call Options Written
-----------------------------------------------------------------------------
                                          RINCIPAL AMOUNT
                                             OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE         (000 OMITTED)              VALUE
-----------------------------------------------------------------------------
    Oracle Corp.*/December/40                  $      (780)   $       (48,750)
    Oracle Corp.*/December/45                         (680)           (42,500)
    Oracle Corp.*/December/42.5                       (665)           (41,562)
    Oracle Corp.*/December/50                         (420)           (26,250)
    Oracle Corp.*/December/95                         (660)           (41,250)
    Oracle Corp.*/January/40                          (100)           (81,250)
-----------------------------------------------------------------------------
Total Call Options Written
  (Premiums Paid, $16,748,241)                                $      (281,562)
-----------------------------------------------------------------------------
Other Assets, Less Liabilities - 0.1%                              14,477,648
-----------------------------------------------------------------------------
Net Assets - 100.0%                                           $15,385,364,678
-----------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
### Security or a portion of the security was pledged to cover collateral requirements for written options. At the period end, the value of securities pledged amounted to $112,365,000.
  + Restricted security.
 ++ Affiliated issuers are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting shares of the issuer.
(+) Security valued by or at the direction of the Trustees.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
NOVEMBER 30, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value -
    Unaffiliated issuers
      (identified cost, $9,917,888,161)                      $14,546,084,813
    Affiliated issuers (identified cost, $995,017,239)           825,083,779
                                                             ---------------
      Total investments, at value
        (identified cost, $10,912,905,400)                   $15,371,168,592
  Investments of cash collateral for securities loaned,
     at identified cost and value                                 22,392,988
  Cash                                                             2,805,371
  Foreign currency, at value (identified cost, $701)                     712
  Receivable for fund shares sold                                 64,600,447
  Receivable for investments sold                                328,627,941
  Interest and dividends receivable                                1,394,899
  Other assets                                                       151,262
                                                             ---------------
      Total assets                                           $15,791,142,212
                                                             ---------------
Liabilities:
  Payable for investments purchased                          $   343,626,572
  Payable for fund shares reacquired                              37,575,556
  Collateral for securities loaned, at value                      22,392,988
  Written options outstanding, at value (premiums
    received, $16,748,241)                                           281,562
  Payable to affiliates -
    Management fee                                                   287,892
    Shareholder servicing agent fee                                   42,337
    Distribution and service fee                                     283,634
  Accrued expenses and other liabilities                           1,286,993
                                                             ---------------
      Total liabilities                                      $   405,777,534
                                                             ---------------
Net assets                                                   $15,385,364,678
                                                             ===============

Net assets consist of:
  Paid-in capital                                            $ 9,417,569,794
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies            4,474,727,977
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions              1,493,195,125
  Accumulated net investment loss                                   (128,218)
                                                             ---------------
      Total                                                  $15,385,364,678
                                                             ===============
Shares of beneficial interest outstanding                     317,755,572
                                                              ===========
Class A shares:
  Net asset value per share
    (net assets of $6,522,987,758 / 131,703,925 shares of
     beneficial interest outstanding)                           $49.53
                                                                ======
  Offering price per share (100 / 94.25 of net asset
   value per share)                                             $52.55
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $7,611,373,851 / 159,851,032 shares of
     beneficial interest outstanding)                           $47.62
                                                                ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,041,115,339 / 21,984,055 shares of
     beneficial interest outstanding)                           $47.36
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $193,397,885 / 3,872,103
     shares of beneficial interest outstanding)                 $49.95
                                                                ======
Class J shares:
  Net asset value per share
    (net assets of $16,489,845 / 344,457 shares of
     beneficial interest outstanding)                           $47.87
                                                                ======
  Offering price per share (100 / 97 of net asset value
     per share)                                                 $49.35
                                                                ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2000
------------------------------------------------------------------------------
Net investment income (loss):

  Income -
    Interest                                                $    22,353,169
    Dividends (including $313,950 received from
      affiliated issuers)                                        12,116,260
    Income on securities loaned                                   2,906,038
    Foreign taxes withheld                                         (154,188)
                                                            ---------------
      Total investment income                               $    37,221,279
                                                            ---------------
  Expenses -
    Management fee                                          $   133,836,721
    Trustees' compensation                                           65,410
    Shareholder servicing agent fee                              20,061,236
    Distribution and service fee (Class A)                       21,377,468
    Distribution and service fee (Class B)                      100,242,873
    Distribution and service fee (Class C)                       12,744,822
    Distribution and service fee (Class J)                          126,319
    Administrative fee                                              504,355
    Custodian fee                                                 3,295,635
    Printing                                                        460,199
    Postage                                                       1,170,969
    Auditing fees                                                    44,683
    Legal fees                                                       87,881
    Miscellaneous                                                 9,902,433
                                                            ---------------
      Total expenses                                        $   303,921,004
    Fees paid indirectly                                         (1,573,172)
                                                            ---------------
      Net expenses                                          $   302,347,832
                                                            ---------------
        Net investment loss                                 $  (265,126,553)
                                                            ---------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions (including $1,527,045
      net gain from transactions with affiliated issuers)   $ 2,019,912,375
    Written option transactions                                  45,681,759
    Foreign currency transactions                                  (231,064)
                                                            ---------------
      Net realized gain on investments and foreign
        currency transactions                               $ 2,065,363,070
                                                            ---------------
  Change in unrealized appreciation (depreciation) -
    Investments                                             $(3,829,504,385)
    Written optons                                               16,466,678
    Translation of assets and liabilities in foreign
      currencies                                                     (1,906)
                                                            ---------------
        Net unrealized loss on investments and foreign
          currency translation                              $(3,813,039,613)
                                                            ---------------
          Net realized and unrealized loss on investments
            and foreign currency                            $(1,747,676,543)
                                                            ---------------
            Decrease in net assets from operations          $(2,012,803,096)
                                                            ===============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                               2000                1999
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                     $   (265,126,553)   $   (184,901,150)
  Net realized gain on investments and foreign
    currency transactions                                    2,065,363,070         246,875,650
  Net unrealized gain (loss) on investments and
    foreign currency translation                            (3,813,039,613)      4,203,676,697
                                                          ----------------    ----------------
    Increase (decrease) in net assets from operations     $ (2,012,803,096)   $  4,265,651,197
                                                          ----------------    ----------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency tranactions (Class A)                        $    (39,112,323)   $    (47,160,924)
  From net realized gain on investments and foreign
    currency transactions (Class B)                            (49,401,173)        (63,514,966)
  From net realized gain on investments and foreign
    currency transations (Class C)                              (5,588,285)         (5,989,031)
  From net realized gain on investments and foreign
    currency transactions (Class I)                               (600,026)           (509,880)
  From net realized gain on investments and foreign
    currency transactions (Class J)                                (64,162)             (1,520)
                                                          ----------------    ----------------
    Total distributions declared to shareholders          $    (94,765,969)   $   (117,176,321)
                                                          ----------------    ----------------
Net increase in net assets from fund share transactions   $  1,510,073,636    $    314,846,659
                                                          ----------------    ----------------
      Total increase in net assets                        $   (597,495,429)   $  4,463,321,535
Net assets:
  At beginning of period                                    15,982,860,107      11,519,538,572
                                                          ----------------    ----------------

At end of period (including accumulated net
  investment loss of $128,218 and $113,926,
  respectively)                                           $ 15,385,364,678    $ 15,982,860,107
                                                          ================    ================

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------

YEAR ENDED NOVEMBER 30,                                    2000          1999          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $   55.11     $   40.65     $   37.54     $   32.01     $   26.79
                                                      ---------     ---------     ---------     ---------     ---------

Income from investment operations# -
  Net investment loss                                 $   (0.58)    $   (0.43)    $   (0.34)    $   (0.34)    $   (0.29)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (4.69)        15.30          3.79          6.24          5.51
                                                      ---------     ---------     ---------     ---------     ---------
      Total from investment operations                $   (5.27)    $   14.87     $    3.45     $    5.90     $    5.22
                                                      ---------     ---------     ---------     ---------     ---------

Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                             $   (0.31)    $   (0.41)    $   (0.34)    $   (0.37)    $    --
                                                      ---------     ---------     ---------     ---------     ---------
Net asset value - end of period                       $   49.53     $   55.11     $   40.65     $   37.54     $   32.01
                                                      =========     =========     =========     =========     =========
Total return(+)                                           (9.66)%       36.91%         9.36%        18.66%        19.52%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.09%         1.13%         1.16%         1.21%         1.20%
  Net investment loss                                     (0.89)%       (0.92)%       (0.87)%       (0.99)%       (1.01)%
Portfolio turnover                                           36%           16%           15%           21%           22%
Net assets at end of period (000,000 Omitted)         $   6,523     $   6,570     $   4,713     $   3,875     $   2,524

   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                    2000          1999          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $   53.39     $   39.69     $   36.85     $   31.48     $   26.56
                                                      ---------     ---------     ---------     ---------     ---------

Income from investment operations# -
  Net investment loss                                 $   (1.03)    $   (0.76)    $   (0.62)    $   (0.59)    $   (0.52)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (4.43)        14.87          3.72          6.14          5.44
                                                      ---------     ---------     ---------     ---------     ---------
      Total from investment operations                $   (5.46)    $   14.11     $    3.10     $    5.55     $    4.92
                                                      ---------     ---------     ---------     ---------     ---------

Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                             $   (0.31)    $   (0.41)    $   (0.26)    $   (0.18)    $    --
                                                      ---------     ---------     ---------     ---------     ---------
Net asset value - end of period                       $   47.62     $   53.39     $   39.69     $   36.85     $   31.48
                                                      =========     =========     =========     =========     =========
Total return                                             (10.35)%       35.91%         8.55%        17.78%        18.52%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.84%         1.88%         1.91%         1.97%         2.00%
  Net investment loss                                     (1.64)%       (1.67)%       (1.62)%       (1.75)%       (1.80)%
Portfolio turnover                                           36%           16%           15%           21%           22%
Net assets at end of period (000,000 Omitted)         $   7,611     $   8,390     $   6,190     $   5,144     $   3,659

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED NOVEMBER 30,                          PERIOD ENDED
                                                 ------------------------------------------------------          NOVEMBER 30,
                                                           2000         1999           1998          1997               1996*
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $   53.11     $   39.49     $   36.66     $   31.48           $   28.37
                                                      ---------     ---------     ---------     ---------           ---------

Income from investment operations# -
  Net investment loss                                 $   (1.03)    $   (0.76)    $   (0.61)    $   (0.59)          $   (0.38)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (4.41)        14.79          3.70          6.12                3.49
                                                      ---------     ---------     ---------     ---------           ---------
      Total from investment operations                $   (5.44)    $   14.03     $    3.09     $    5.53           $    3.11
                                                      ---------     ---------     ---------     ---------           ---------

Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                       $   (0.31)    $   (0.41)    $   (0.26)    $   (0.35)          $    --
                                                      ---------     ---------     ---------     ---------           ---------
Net asset value - end of period                       $   47.36     $   53.11     $   39.49     $   36.66           $   31.48
                                                      =========     =========     =========     =========           =========
Total return                                             (10.35)%       35.89%         8.54%        17.81%              10.96%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.84%         1.88%         1.91%         1.97%               1.35%+
  Net investment loss                                     (1.64)%       (1.67)%       (1.62)%       (1.75)%             (1.25)%+
Portfolio turnover                                           36%           16%           15%           21%                 22%
Net assets at end of period (000,000 Omitted)         $   1,041     $     910     $     564     $     344           $     119

  * For the period from the inception of Class C shares, April 1, 1996, through November 30, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED NOVEMBER 30,                         PERIOD ENDED
                                               --------------------------------------------------------         NOVEMBER 30,
                                                       2000                   1999                 1998                1997*
----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $55.45                 $40.76               $37.62               $29.98
                                                     ------                 ------               ------               ------

Income from investment operations# -
  Net investment loss                                $(0.43)                $(0.32)              $(0.24)              $(0.23)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (4.76)                 15.42                 3.80                 7.87
                                                     ------                 ------               ------               ------
      Total from investment operations               $(5.19)                $15.10               $ 3.56               $ 7.64
                                                     ------                 ------               ------               ------

Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                      $(0.31)                $(0.41)              $(0.42)              $ --
                                                     ------                 ------               ------               ------
Net asset value - end of period                      $49.95                 $55.45               $40.76               $37.62
                                                     ======                 ======               ======               ======
Total return                                          (9.45)%                37.38%                9.67%               25.48%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           0.84%                  0.88%                0.91%                0.97%+
  Net investment loss                                 (0.64)%                (0.68)%              (0.62)%              (0.74)%+
Portfolio turnover                                       36%                    16%                  15%                  21%
Net assets at end of period (000 Omitted)          $193,398               $102,188              $51,537              $47,240

 * For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED NOVEMBER 30,                   PERIOD ENDED
                                                              -------------------------------------            NOVEMBER 30,
                                                                    2000                       1999                   1998*
---------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS J
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                             $53.55                     $39.71                  $35.31
                                                                  ------                     ------                  ------

Income from investment operations# -
  Net investment loss                                             $(0.87)                    $(0.63)                 $(0.09)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                               (4.50)                     14.88                    4.49
                                                                  ------                     ------                  ------
      Total from investment operations                            $(5.37)                    $14.25                  $ 4.40
                                                                  ------                     ------                  ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency             $  (0.31)                    $(0.41)                 $ --
                                                                  ------                     ------                  ------
Net asset value - end of period                                   $47.87                     $53.55                  $39.71
                                                                  ======                     ======                  ======
Total return(+)                                                   (10.13)%                    36.22%                  12.46%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                        1.59%                      1.63%                   1.66%+
  Net investment loss                                              (1.39)%                    (1.44)%                 (1.50)%+
Portfolio turnover                                                    36%                        16%                     15%
Net assets at end of period (000 Omitted)                        $16,490                    $10,753                     $88

  * For the period from the inception of Class J shares, September 24, 1998, through November 30, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Growth Fund (the fund) is a diversified series of MFS Series Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the plan.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2000, the value of securities loaned was $433,773,989. These loans were collateralized by U.S. Treasury securities of $434,347,333 and cash of $22,392,988 which was invested in the following short-term obligations:

                                                                   PRINCIPAL      AMORTIZED COST
                                                                      AMOUNT           AND VALUE
------------------------------------------------------------------------------------------------
AT&T Corp., 6.65%, due 7/19/01                                   $ 1,000,000         $ 1,000,000
Deutsche Bank AG, 6.53%, due 1/12/01                               1,500,000           1,499,918
Salomon Smith Barney Inc., 6.58%, due 12/01/00                    19,893,071          19,893,070
                                                                 -----------         -----------
Total investments of cash collateral for securities loaned       $22,393,071         $22,392,988
                                                                 ===========         ===========

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $1,502,585 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $70,587 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 2000, $265,112,261 and $292,814,906 were reclassified to accumulated undistributed net investment income and paid-in capital, respectively, from accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting and equalization calculations. These changes had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

      First $2.5 billion of average net assets                    0.750%
      Next $4.5 billion of average net assets                     0.700%
      Next $8 billion of average net assets                       0.650%
      Average net assets in excess of $15 billion                 0.625%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $19,966 for the year ended November 30, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $2,754,476 for the year November 30, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $765,190 for the year ended November 30, 2000. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended November 30, 2000, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.25% per annum, and a service fee of up to 0.75% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $341,076 and $31,623 for Class B and Class C shares, respectively, for the year ended November 30, 2000. Fees incurred under the distribution plan during the year ended November 30, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of up to 0.50% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Merrill Lynch Japan Securities Co. ("MLJ") and its network of financial intermediaries. MLJ also serves as the fund's Agent Securities Company in Japan, and in that capacity represents the fund before Japanese regulatory authorities. MFD will pay to MLJ all of the service fee and all of the distribution fee attributable to Class J shares. A portion of the distribution fee equal to 0.10% per annum of the fund's average daily net assets attributable to Class J shares is paid to MLJ to cover its services as the fund's Agent Securities Company. Fees incurred under the distribution plan during the year ended November 30, 2000, were 0.75% of average net assets attributable to Class J shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 2000, were $406,797, $9,536,093, and $241,946 for Class A, Class B, and Class
C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $8,145,338,926 and $7,087,983,851, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $11,037,758,730
                                                              ---------------
Gross unrealized appreciation                                 $ 6,977,696,692
Gross unrealized depreciation                                  (2,644,286,830)
                                                              ---------------
    Net unrealized appreciation                               $ 4,333,409,862
                                                              ===============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                           YEAR ENDED NOVEMBER 30, 2000            YEAR ENDED NOVEMBER 30, 1999
                                   ------------------------------------    ------------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                             519,045,978   $  33,884,185,436         455,312,210   $  21,378,736,699
Shares issued to shareholders in
reinvestment of distributions               578,269          35,208,697           1,050,363          44,113,129
Shares reacquired                      (507,147,216)    (33,062,978,693)       (453,076,386)    (21,320,862,046)
                                   ----------------    ----------------    ----------------    ----------------
Net increase                             12,477,031    $    856,415,440           3,286,187    $    101,987,782
                                   ================    ================    ================    ================

Class B shares
                                           YEAR ENDED NOVEMBER 30, 2000            YEAR ENDED NOVEMBER 30, 1999
                                   ------------------------------------    ------------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                              60,662,866    $  3,829,523,696          75,802,531    $  3,432,408,496
Shares issued to shareholders in
reinvestment of distributions               662,754          38,635,041           1,244,617          49,917,727
Shares reacquired                       (58,600,822)     (3,672,309,385)        (75,879,435)     (3,432,109,745)
                                   ----------------    ----------------    ----------------    ----------------
Net increase                              2,724,798    $    195,849,352           1,167,713    $     50,216,478
                                   ================    ================    ================    ================

Class C shares
                                           YEAR ENDED NOVEMBER 30, 2000            YEAR ENDED NOVEMBER 30, 1999
                                   ------------------------------------    ------------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                              30,959,813    $  1,946,637,632          40,184,179    $  1,810,714,904
Shares issued to shareholders in
reinvestment of distributions                61,937           3,591,082              92,240           3,679,900
Shares reacquired                       (26,165,473)     (1,638,660,365)        (37,434,750)     (1,690,564,944)
                                   ----------------    ----------------    ----------------    ----------------
Net increase                              4,856,277    $    311,568,349           2,841,669    $    123,829,860
                                   ================    ================    ================    ================

Class I shares
                                           YEAR ENDED NOVEMBER 30, 2000            YEAR ENDED NOVEMBER 30, 1999
                                   ------------------------------------    ------------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                               3,926,819    $    267,432,448             800,542    $     39,590,011
Shares issued to shareholders in
reinvestment of distributions                 9,758             591,122              12,017             494,873
Shares reacquired                        (1,907,412)       (130,666,052)           (233,924)        (10,875,702)
                                   ----------------    ----------------    ----------------    ----------------
Net increase                              2,029,165    $    137,357,518             578,635    $     29,209,182
                                   ================    ================    ================    ================

Class J shares
                                           YEAR ENDED NOVEMBER 30, 2000            YEAR ENDED NOVEMBER 30, 1999
                                   ------------------------------------    ------------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                 345,513    $     21,611,552             232,665    $     11,295,508
Shares reacquired                          (201,863)        (12,728,575)            (34,080)         (1,692,151)
                                   ----------------    ----------------    ----------------    ----------------
Net increase                                143,650    $      8,882,977             198,585    $      9,603,357
                                   ================    ================    ================    ================

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. At the end of the period, $7,610 was outstanding. Interest expense incurred on the borrowings amounted to $174,876 for the year. The average dollar amount of borrowings was $2,633,713 and the weighted average interest rate on these borrowings was 6.69%. A commitment fee of $373,069 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                 NUMBER OF
                                                 CONTRACTS         PREMIUMS
-----------------------------------------------------------------------------
Outstanding, beginning of period                     --              --
Options written                                    136,417       94,780,473
Options terminated in closing transactions           --              --
Options exercised                                   32,625       32,350,475
Options expired                                     70,742       45,681,757
                                                                 ----------
Outstanding, end of period                          33,050       16,748,241
                                                                 ==========

At November 30, 2000, the fund had sufficient cash and/or securities at least equal to the value of the written options.

(8) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the year ended November 30, 2000, is set forth below:

                                                             ACQUISITIONS                    DISPOSITIONS
                                         BEGINNING  ------------------------------  ------------------------------
AFFILIATE                                   SHARES         SHARES             COST         SHARES             COST
--------------------------------------------------------------------------------------------------------------------
Amerihost Properties, Inc.                 527,000       --            $ --              --            $ --
Applebees International, Inc.            3,139,500       --              --               329,500        9,836,820
BMC Software, Inc.                      11,660,757        755,500       33,355,233       --              --
Cadence Design Systems, Inc.            13,451,270        513,300        9,326,291      1,136,379       26,649,018
Compuware Corp.                         23,589,390      1,216,500       37,223,660         63,900        1,562,000
Modis Professional Services, Inc.        8,343,050         72,200          554,135       --              --
Mothers Work, Inc.                         192,000       --              --                14,000          131,933
Talk.com, Inc.                           6,456,100        253,555        4,310,435        684,600       12,307,728
                                                                       -----------                     -----------
                                                                       $84,769,754                     $50,487,499
                                                                       ===========                     ===========

                                                ENDING           REALIZED      DIVIDEND            ENDING
AFFILIATE                                        SHARE        GAIN (LOSS)        INCOME             VALUE
-----------------------------------------------------------------------------------------------------------
Amerihost Properties, Inc.                     527,000      $  --              $ --          $  1,515,125
Applebees International, Inc.                2,810,000         1,686,616        313,950        92,730,000
BMC Software, Inc.                          12,416,257         --                --           214,956,449
Cadence Design Systems, Inc.                12,828,191          (597,862)        --           300,660,727
Compuware Corp.                             24,741,990          (797,076)        --           170,101,181
Modis Professional Services, Inc.            8,415,250         --                --            31,557,187
Mothers Work, Inc.                             178,000          (107,817)        --             1,513,000
Talk.com, Inc.                               6,025,055         1,343,184         --            12,050,110
                                                            ------------       --------      ------------
                                                            $  1,527,045       $313,950      $825,083,779
                                                            ============       ========      ============

(9) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 2000, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.09% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                             SHARE/
                                     DATE OF              PRINCIPAL
DESCRIPTION                      ACQUISITION                  AMOUNT          COST        VALUE
-----------------------------------------------------------------------------------------------
Copley Partners 1 L.P.                         12/06/86    3,000,000   $   274,037  $   172,560

Copley Partners 2 L.P.              12/02/86 - 08/09/91    3,000,000     1,117,411      845,310
Extended Stay America,
Inc.                                           02/05/97    1,000,000    17,625,000   12,500,000
Highland Capital Partners L.P.      06/28/88 - 06/28/93    7,500,000       565,560      639,300
                                                                                    -----------
                                                                                    $14,157,170
                                                                                    ===========

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust II and Shareholders of
MFS Emerging Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Growth Fund (one of the series comprising MFS Series Trust II), including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Growth Fund as of November 30, 2000, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 4, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

THE FUND HAS DESIGNATED $94,765,969 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED NOVEMBER 30, 2000.

MFS(R) EMERGING GROWTH FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital;                   Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,          State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting            AUDITORS
Group, Inc. (office services)                            Deloitte & Touche LLP

Arnold D. Scott* - Senior Executive                      INVESTOR INFORMATION
Vice President, Director, and Secretary,                 For information on MFS mutual funds, call
MFS Investment Management                                your investment professional or, for an
                                                         information kit, call toll free: 1-800-637-2929
Jeffrey L. Shames* - Chairman and Chief                  any business day from 9 a.m. to 5 p.m.
Executive Officer, MFS Investment                        Eastern time (or leave a message anytime).
Management
                                                         INVESTOR SERVICE
J. Dale Sherratt+ - President, Insight Resources,        MFS Service Center, Inc.
Inc. (acquisition planning specialists)                  P.O. Box 2281
                                                         Boston, MA 02107-9906
Ward Smith+ - Former Chairman (until 1994),
NACCO Industries (holding company)                       For general information, call toll free:
                                                         1-800-225-2606 any business day from
INVESTMENT ADVISER                                       8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                      For service to speech- or hearing-impaired,
Boston, MA 02116-3741                                    call toll free: 1-800-637-6576 any business day
                                                         from 9 a.m. to 5 p.m. Eastern time. (To use
DISTRIBUTOR                                              this service, your phone must be equipped with
MFS Fund Distributors, Inc.                              a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                    For share prices, account balances, exchanges,
                                                         or stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                                   1-800-MFS-TALK (1-800-637-8255) anytime
Jeffrey L. Shames*                                       from a touch-tone telephone.

PORTFOLIO MANAGERS                                       WORLD WIDE WEB
John W. Ballen*                                          www.mfs.com
Dale A. Dutile*
John E. Lathrop*
David E. Sette-Ducati*

TREASURER
James O. Yost*

+ Independent Trustee
*MFS Investment Management

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MFS(R) EMERGING GROWTH FUND                                        ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)2001 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                           MEG-2 01/10 1.2MM 07/207/307/707/807